ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 31, 1998, included in Viasoft, Inc.'s Form 10-K for the year ended June 30, 1998, and to all references to our firm included in this registration statement.


                                                             ARTHUR ANDERSEN LLP


Phoenix, Arizona,
  December 22, 1998.

                                  EXHIBIT 23.1